Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings.
Borrowings

16. Borrowings

In 2019, the Company applied for, and received a $5.5 million Innovation Credit (the “Credit”) from Rijksdienst voor Ondernemend Nederland (RVO). The Credit contributes to the development of one of the Company’s main projects, and certain assets of that project are pledged as a guarantee.

Borrowings under the Credit, which bear interest at 10.0%, will be received in quarterly installments through 2023, based on the level of the underlying cost base of the project in each period. The repayment of principal and accrued interest is due on December 31, 2023.

At December 31, 2021 and 2020, the Company had $4.3 million and $3.6 million, respectively in borrowings under the Credit, all of which was classified as long-term, and includes accrued interest.

The Credit contains customary limitations on the Company and its shareholders, including the shareholders of the Company not being permitted to subtract assets (including cash) by means of dividend, interest, or repayment of loans as long as the Credit has not been repaid in full. The Company needs to file a progress report after each of the five reporting periods: March 2020, December 2020, December 2021, October 2022, and July 2023. Based on the progress report, RVO will decide to continue to pay future installments if the following conditions are met:

●	Activities during reporting period were completed successfully
●	Perspective on completion of the project and future commercialization are still good
●	The Company has financed its own contribution in the project sufficiently

At December 31, 2021, the Company was in compliance with all of the terms of the Credit.

Interest expense incurred from the Credit during the years ended December 31, 2021, 2020 and 2019 were $0.3 million, $0.2 million and $0.0 million, respectively.